                                                                   Exhibit 10.46

                      FIRST AMENDMENT TO CREDIT AGREEMENT

  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                 ---------
November 3, 1997, is entered into by and among McKesson Corporation, a Delaware corporation (the "Company"), the several financial institutions party to the
                  -------
Credit Agreement (as hereinafter defined) (the "Banks"), The Chase Manhattan
                                                -----
Bank, as co-agent for the Banks (the "Co-Agent"), and Bank of America National
                                      --------
Trust and Savings Association, as agent for the Banks (the "Agent").
                                                            -----

                                 RECITALS
                                 --------

  A. The Company, the Banks, the Agent and the Co-Agent are parties to a Credit Agreement dated as of November 4, 1996 (the "Credit Agreement") pursuant to
                                             ----------------
which the Banks have made available a credit facility to the Company.

  B. The Company has requested that the Banks agree to an amendment of the Credit Agreement as hereinafter set forth.

  C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
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herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

  2.  Amendment to Credit Agreement.  The definition of the term "Revolving
      -----------------------------
Termination Date" set forth in Section 1.01 of the Credit Agreement shall be amended by replacing the date "November 3, 1997" with the date "November 2, 1998".

  3.  Representations and Warranties.  The Company represents and warrants to
      ------------------------------
the Agent, the Co-Agent and the Banks as follows:

       (a) No Event of Default has occurred and is continuing.

       (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, without defense, counterclaim or offset.

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      (c) All representations and warranties of the Company contained in the
Credit Agreement are true and correct at the date hereof as if made on such date.

      (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Co-Agent, the Banks or any other Person.

  4.  Effective Date.  This Amendment will become effective as of the date first
      --------------
above written, provided that the Agent has received from the Company and each of
               --------
the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

  5.  Reservation of Rights.  The Company acknowledges and agrees that the
      ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Banks to execute similar amendments under the same or similar circumstances in the future.

  6.  Miscellaneous.
      -------------

      (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth be deemed references to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

      (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

      (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

      (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document may be delivered by any party hereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile

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transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     (e) This Amendment, together with the Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

     (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement.

     (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and any documents related hereto.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Los Angeles by their proper and duly authorized officers as of the day and year first above written.

                              McKESSON CORPORATION


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------



                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION,
                              as Agent


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Bank


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------

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                              THE CHASE MANHATTAN BANK, as Co-Agent and as a
                              Bank


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------



                              ABN AMRO BANK N.V.
                              By:  ABN AMRO North America, Inc., as agent


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------



                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------



                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------



                              TORONTO DOMINION (TEXAS), INC.


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------



                              WELLS FARGO BANK, N.A.


                              By:
                                  ---------------------------
                              Title:
                                     ------------------------

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